                                                                   Exhibit 10.15

                                    ADDENDUM

To the Option Agreement by and between Cottonbloom, Inc. (hereinafter Cottonbloom), a New Mexico corporation and Spark Management Corporation (hereinafter Spark), a Pennsylvania corporation, dated September 26, 1995.

WHEREAS: A previous addendum to the Option Agreement was executed December 24, 1997 extending the Option period under the Option Agreement to January 31, 1998, and

WHEREAS: The December 24, 1997 addendum provided for a further extension to March 24, 1998 upon payment by Spark to Cottonbloom of $10,000 against interest due under the Option Agreement, and

WHEREAS: The December 24, 1997 addendum references the reason for the extension as being the negotiations of a financing for Septima Enterprises, Inc. (hereinafter Septima) between Spark and certain investment bankers and venture capitalists, and

WHEREAS: Spark and Cottonbloom are desirous of completing the financing negotiations.

NOW, THEREFORE, in consideration of the facts set forth in the recitals above and intending to be legally bound hereby, Cottonbloom and Spark agree as follows:

1. Cottonbloom waives the $10,000 interest payment and Spark is hereby granted an extension of the Option period to March 24, 1998 or until the negotiations with the investors introduced by the Chenoweth Group have concluded, whichever is sooner.
2. Spark will on a regular basis keep Cottonbloom advised of the status of the negotiations during the extension period and upon receiving funds from a successful negotiation, will within five days from receipt, pay to Cottonbloom $10,000 against interest due under the Option Agreement.
3. Royalties due Hensley Plasma Plug Partnership (HP3) under the Assignment of Patents dated September 26, 1995 between HP3 and Septima by January 31, 1998 will be waived during the extension period pending agreement with the new Septima equity investment group.
4. Royalties due Spark under the Technology License Agreement will be waived during the extension period pending agreement with the new Septima equity investment group.

Dated this 28th day of January, 1998

/s/ George Hensley                            /s/ R. Edwin Morgan
-----------------------------------           --------------------------------
for Cottonbloom, Inc.                         for Spark Management Corp.

/s/ J. Robert Hensley
-----------------------------------
for Hensley Plasma Plug Partnership

                                                                   Exhibit 10.15
                                                                   -------------
                                    ADDENDUM

To the Option Agreement by and between Cottonbloom, Inc. (hereinafter Cottonbloom), a New Mexico corporation and Spark Management Corporation (hereinafter Spark), a Pennsylvania corporation, dated September 26, 1995.

WHEREAS: A previous addendum to the Option Agreement was executed December 24, 1997 extending the Option period under the Option Agreement to January 31, 1998, and

WHEREAS: The December 24, 1997 addendum provided for a further extension to March 24, 1998 upon payment by Spark to Cottonbloom of $10,000 against interest due under the Option Agreement, and

WHEREAS: The December 24, 1997 addendum references the reason for the extension as being the negotiations of a financing for Septima Enterprises, Inc. (hereinafter Septima) between Spark and certain investment bankers and venture capitalists, and

WHEREAS: Spark and Cottonbloom are desirous of completing the financing negotiations.

NOW, THEREFORE, in consideration of the facts set forth in the recitals above and intending to be legally bound hereby, Cottonbloom and Spark agree as follows:

1. Cottonbloom waives the $10,000 interest payment and Spark is hereby granted an extension of the Option period to March 24, 1998 or until the negotiations with the investors introduced by the Chenoweth Group have concluded, whichever is sooner.
2. Spark will on a regular basis keep Cottonbloom advised of the status of the negotiations during the extension period and upon receiving funds from a successful negotiation, will within five days from receipt, pay to Cottonbloom $10,000 against interest due under the Option Agreement.
3. Royalties due Hensley Plasma Plug Partnership (HP3) under the Assignment of Patents dated September 26, 1995 between HP3 and Septima by January 31, 1998 will be waived during the extension period pending agreement with the new Septima equity investment group.
4. Royalties due Spark under the Technology License Agreement will be waived during the extension period pending agreement with the new Septima equity investment group.

Dated this 28th day of January, 1998

                                              /s/ R. Edwin Morgan
-----------------------------------           --------------------------------
for Cottonbloom, Inc.                         for Spark Management Corp.

/s/ J. Robert Hensley
-----------------------------------
for Hensley Plasma Plug Partnership